INVESTMENT MANAGERS SERIES TRUST

803 W. Michigan Street

Milwaukee, Wisconsin 53233

March 28, 2012

Securities and Exchange Commission

100 F Street, NE
Washington, DC 20549

Attention: Division of Investment Management

Re:	Investment Managers Series Trust (the “Trust”) File No. 333-122901 on behalf of Thesis Flexible Fund (the “Fund”)

The Trust is filing Post-Effective Amendment No. 233 to its Registration Statement under Rule 485(a)(1) to convert the Fund’s existing no-load share class to a front-end load class A share.

The Fund’s current investment objective, principal investment strategies and principal risks will remain the same. As of May 31, 2012, the Fund’s existing shareholders will be grandfathered and they will not be subject to sales charges if they purchase additional shares of the Fund in the future.

Please direct your comments to Sardjono Kadiman at (626) 914-2109. Thank you.

Sincerely,

/s/Sardjono Kadiman

Sardjono Kadiman

Investment Managers Series Trust

Assistant Treasurer